As filed with the Securities and Exchange Commission on May 24, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
(File No. 33-11549)
Post-Effective Amendment No. 32
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
(File No. 811-04995)
Post-Effective Amendment No. 33

SIT U.S. GOVERNMENT SECURITIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

3300 IDS Center, Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223
(Registrant’s Telephone Number, including Area Code)

Kelly K. Boston, Staff Attorney
Sit Mutual Funds
3300 IDS Center
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

Copy to:
Michael J. Radmer, Esq.
Dorsey & Whitney, LLP
50 South 6th Street, Suite 1500
Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on (specify date) pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☒	on August 1, 2010 pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant’s most recent fiscal year was filed with the Securities and Exchange Commission on or about April 13, 2010.

As filed with the Securities and Exchange Commission on May 24, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
(File No. 2-91312)
Post-Effective Amendment No. 42
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
(File No. 811-04033)
Post-Effective Amendment No. 43

SIT MUTUAL FUNDS II, INC.
(Exact Name of Registrant as Specified in Charter)

3300 IDS Center, Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223
(Registrant’s Telephone Number, including Area Code)

Kelly K. Boston, Staff Attorney
Sit Mutual Funds
3300 IDS Center
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

Copy to:
Michael J. Radmer, Esq.
Dorsey & Whitney, LLP
50 South 6th Street, Suite 1500
Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on August 1, 2009 pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☒	on August 1, 2010 pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant’s most recent fiscal year was filed with the Securities and Exchange Commission on or about April 13, 2010.

PROSPECTUS
 AUGUST 1, 2010

SIT MUTUAL FUNDS:
Sit U.S. Government Securities Fund — SNGVX
Sit Tax-Free Income Fund — SNTIX
Sit Minnesota Tax-Free Income Fund — SMTFX

This Prospectus describes three bond funds that are a part of the Sit Mutual Fund family. Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors. Each Fund has a distinctive investment objective and risk/reward profile.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION
SIT U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income and safety of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver(1)	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver	0.80%

(1)	After December 31, 2011 the voluntary fee waiver may be terminated at any time by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$256	$446	$993

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.89% of the average value of the portfolio.

Summary — Sit U.S. Government Securities Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.

In selecting securities for the Fund, Fund managers seek securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s prepayment risk, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2 to 5 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

➢

Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

➢

Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

➢	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

➢

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

➢	Management Risk: A strategy used by the investment management team may not produce the intended results.

➢

U.S. Government Securities Risk: Securities purchased by the Fund issued by Fannie Mae and Freddie Mac are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

➢

Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

2

Summary — Sit U.S. Government Securities Fund

➢

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

HISTORICAL PERFORMANCE

The following information provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s annual total returns for calendar years ended December 31. This information illustrates how the Fund’s performance has varied from year to year. A Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more current performance information, call 1-800-332-5580 or visit www.sitfunds.com. The bar chart assumes that all distributions have been reinvested.

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/10 (not annualized) was X.XX%.
Best Quarter: 3.42% (4Q00).
Worst Quarter: -0.58% (2Q04).

Average Annual Total Returns for periods ended December 31, 2009

The following table shows the Fund’s average annual total returns for one year, five years and ten years compared with those of a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected. The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

3

Summary — Sit U.S. Government Securities Fund

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years
Return before taxes	7.78%	5.28%	5.42%
Return after taxes on distributions	6.08%	3.64%	3.71%
Return after taxes on distributions and sale of Fund shares	5.62%	3.52%	3.61%
Barclays Capital Intermediate Government Index (reflects no deduction for fees, expenses or taxes)	-0.32%	4.74%	5.65%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:
Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer of the Fund since 1987.
Bryce A. Doty, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1995.
Mark H. Book, Vice President – Investments, has served as Portfolio Manager of the Fund since 2002.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in this Prospectus and the Statement of Additional Information.

TAX INFORMATION

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested. Distributions paid from the Fund’s net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. The Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds. If, however, you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

4

SUMMARY INFORMATION
SIT TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income that is exempt from federal income tax consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.80%
Acquired Fund Fees and Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.89%

(1)

For the period October 1, 1993 through December 31, 2011, the Adviser has voluntarily agreed to limit the flat monthly fee paid by the Fund to an annual rate of 0.70% of the Fund’s average daily net assets in excess of $250 million and 0.60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2011, the voluntary fee waiver may be terminated at any time by the Adviser. For the fiscal year ended March 31, 2010, no fees were waived.

(2)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$285	$495	$1,100

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.30% of the average value of the portfolio.

5

Summary — Sit Tax-Free Income Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

The Fund invests both in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 25% of its assets in municipal securities rated below investment grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

In selecting securities for the Fund, Fund managers seek securities providing high tax-exempt income. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Fund managers’ economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

➢

Interest Rate Risk: The income generated by, and the values of the fixed income securities held by, the Fund may be affected by changing interest rates. An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

➢

Credit Risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest or on other obligations to the Fund, or experience a decline in credit quality, causing the value of the Fund to decrease because such bonds are generally not backed by the taxing power of the issuing municipality. Bonds rated below investment-grade are also subject to a higher degree of credit risk than bonds rated investment-grade.

➢	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

➢	Management Risk: A strategy used by the investment management team may not produce the intended results.

➢

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

6

Summary — Sit Tax-Free Income Fund

➢

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

➢

Political, Economic and Tax Risk: Because the Fund invests primarily in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund primarily invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

➢

Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

➢

Housing Authority Bonds Risk: Because the Fund may invest a significant portion of their assets in housing authority bonds, the Fund may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

➢

Health Care Facility Revenue Obligations Risk: Because the Fund may invest a significant portion of their assets in health care facility bonds, the Fund may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

➢

Education Bond Risk: Because the Fund may invest a significant portion of its assets in education bonds, the Fund may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs; student enrollment, state and federal government funding programs, and donations.

➢

High-Yield Risk: The Fund may invest up to 25% of its assets in municipal securities rated below investment-grade. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

➢

Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

➢

Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adivser or the price determined by the pricing service may be different than the actual sale prices of such securities.

➢

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

7

Summary — Sit Tax-Free Income Fund

HISTORICAL PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s annual total returns for calendar years ended December 31. This information illustrates how the Fund’s performance has varied from year to year. A Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more current performance information, call 1-800-332-5580 or visit www.sitfunds.com. The bar chart assumes that all distributions have been reinvested.

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/10 (not annualized) was X.XX%.
Best Quarter: 9.71% (3Q09).
Worst Quarter: -11.66% (4Q08).

Average Annual Total Returns for periods ended December 31, 2009

The following table shows the Fund’s average annual total returns for one year, five years and ten years compared with those of a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected. The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years
Return before taxes	22.42%	2.03%	3.66%
Return after taxes on distributions	22.42%	2.03%	3.66%
Return after taxes on distributions and sale of Fund shares	19.86%	2.35%	3.79%
Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.40%	4.50%	5.24%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

8

Summary — Sit Tax-Free Income Fund

The primary portfolio managers of the Fund are:
Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer for Fund since 1988.
Debra A. sit, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1991.
Paul J. Jungquist, Vice President – Investments, has served as Portfolio Manager of the Fund since 2000.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in this Prospectus and the Statement of Additional Information.

TAX INFORMATION

The Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds. If, however, you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

9

SUMMARY INFORMATION
SIT MINNESOTA TAX-FREE INCOME FUND

FEES AND EXPENSES

The Fund seeks high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.82%

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$263	$457	$1,017

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.46% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.

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Summary — Sit Minnesota Tax-Free Income Fund

The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

➢

Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

➢

Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

➢	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

➢	Management Risk: A strategy used by the investment management team may not produce the intended results.

➢

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

➢

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Summary — Sit Minnesota Tax-Free Income

➢

Political, Economic and Tax Risk: Because the Fund invests primarily in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund primarily invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

➢

Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

➢

Housing Authority Bonds Risk: Because the Fund may invest a significant portion of their assets in housing authority bonds, the Fund may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

➢

Health Care Facility Revenue Obligations Risk: Because the Fund may invest a significant portion of their assets in health care facility bonds, the Fund may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

➢

Education Bond Risk: Because the Fund may invest a significant portion of its assets in education bonds, the Fund may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs; student enrollment, state and federal government funding programs, and donations.

➢

High-Yield Risk The Fund may invest up to 30% of its assets in municipal securities rated below investment-grade. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

➢

Risk of Nondiversification: The Fund is nondiversified, as is typical of single-state funds. This means that the Fund may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

➢

Minnesota State Specific Risk: The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. The ability of Minnesota or its municipalities to meet their obligations depends on the availability of tax and other revenues, the economic, political and demographic conditions within the state, ecological or environmental concerns, and the underlying fiscal condition of the state, its counties and its municipalities. In recent years, the State addressed recurring projected budget deficits by substantially reducing or deferring projected spending, including aid to local government and higher education, transferring funds from other accounts, increasing revenues, and substantially reducing its budget reserve. The State projects a substantial budget deficit for the current biennium, and planning estimates project additional deficits in future years.

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Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adivser or the price determined by the pricing service may be different than the actual sale prices of such securities.

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Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

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Summary — Sit Minnesota Tax-Free Income Fund

➢

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

HISTORICAL PERFORMANCE

The following information provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s annual total returns for calendar years ended December 31. This information illustrates how the Fund’s performance has varied from year to year. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more current performance information, call 1-800-332-5580 or visit www.sitfunds.com. The bar chart assumes that all distributions have been reinvested.

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/10 (not annualized) was X.XX%.
Best Quarter: 8.51% (3Q09).
Worst Quarter: -7.75% (4Q08).

Average Annual Total Returns for periods ended December 31, 2009

The following table shows the Fund’s average annual total returns for one year, five years and ten years compared with those of a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected. The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years
Return before taxes	22.04%	3.82%	4.81%
Return after taxes on distributions	22.04%	3.82%	4.81%
Return after taxes on distributions and sale of Fund shares	19.48%	3.89%	4.80%
Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.40%	4.50%	5.24%

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Summary — Sit Minnesota Tax-Free Income Fund

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:
Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer of the Fund since 1993.
Debra A. Sit, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1993.
Paul J. Jungquist, Vice President – Investments, has served as Portfolio Manager of the Fund since 1998.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in this Prospectus and the Statement of Additional Information.

TAX INFORMATION

The Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, the Fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on the securities may increase some shareholders’ alternative minimum tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends.

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

The Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds. If, however, you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Fund’s investment objective and its principal investment strategies and risks are described under “Summary Information About The Funds.” This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds may use, as well as the principal risks that may affect a Fund’s portfolio. The Funds’ investment objectives and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. These policies are described in the Statement of Additional Information. In seeking to achieve their investment objectives, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information.

HOW THE FUNDS INVEST

The Funds’ experienced management team bases its investment decisions on its economic and interest rate forecasts; its evaluation of a security’s attributes such as prepayment risk, yield, maturity, and liquidity; and the Funds’ characteristics such as average duration and diversification. Decisions to buy and sell securities are based on the management team’s best judgment to achieve the Funds’ investment objectives.

Sit U.S. Government Securities Fund

The investment objective of the Fund is to seek high current income and safety of principal. The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. The cash flow from the underlying debt instruments is “passed through” to the holders of the securities in the form of periodic (generally monthly) payments of interest and principal, and any prepayments.

Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. In addition, a portion of the Fund’s pass-through security investments may be GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit.

Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.

In selecting securities for the Fund, Fund managers seek securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s prepayment risk, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2 to 5 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

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Additional Information about the Funds

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

Sit Tax-Free Income Fund

The investment objective of the Fund is to seek high current income that is exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

The Fund invests both in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s investment adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 25% of its assets in municipal securities rated below investment grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

In selecting securities for the Fund, Fund managers seek securities providing high tax-exempt income. The Fund managers’ economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

Sit Minnesota Tax-Free Income Fund

The investment objective of the Fund is to seek high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.

The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

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Additional Information about the Funds

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 8 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

MORE ON THE FUNDS’ RISKS

All investments carry some degree of risk which will affect the value of a Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Funds.

Risks That Apply To Each Fund:

➢

Interest Rate Risk: An increase in interest rates will cause debt securities held by a Fund to decline in value, and thereby lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

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Credit Risk: The issuer of a debt security or a guarantor of a security held by a Fund or counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value and could affect the bond’s liquidity and make it more difficult for a Fund to sell. When a Fund purchases unrated securities, it will depend on the Adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions.

➢

Income Risk: The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below), in lower-yielding securities.

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Management Risk: A Fund’s performance will reflect in part the Adviser’s ability to implement its investment strategy and make investment decisions which are suited to achieving a Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. A Fund could underperform its benchmark or other mutual funds with similar investment objectives.

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Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

➢

Liquidity Risk: A Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, a fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading may also lead to greater price volatility.

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Additional Information about the Funds

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Market Risk: The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s net asset value (“NAV”) in response to market movements, and over longer periods during market downturns. Recently, securities markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Funds.

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Derivatives Risk: A Fund may incur losses from its investments in options, futures, swaps, structured debt securities and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. The Funds may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

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Temporary Investment Risk: A Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Fund also may miss investment opportunities and have a lower total return during these periods.

Risk that Applies Primarily to Sit U.S. Government Securities Fund:

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U.S. Government Securities Risk: U.S. Government agency securities in which the Fund may invest include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac are supported by the right to borrow directly from the U.S. Treasury. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law. Securities purchased by the Fund issued by Fannie Mae and Freddie Mac are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship with the objective of improving the entities’ business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Risks That Apply Primarily To Sit Tax-Free Income and Sit Minnesota Tax-Free Income Funds:

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. This may happen during a period of falling interest rates when an issuer can refinance its bonds by issuing new bonds which bear a lower interest rate. A Fund would then be forced to invest the unanticipated proceeds in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Fund’s income, total return and share price.

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Political, Economic and Tax Risk: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption. Because the Funds invest primarily in municipal securities issued by states and their political subdivisions (specifically, the state of Minnesota for the Minnesota Tax-Free Income Fund), the Funds may be particularly affected by the political and economic conditions and developments in those states, and by changes in federal or state income tax laws, and may be more susceptible to greater losses because of these developments.

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Additional Information about the Funds

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Revenue Bond Risk: The revenue bonds in which the Funds invest may entail greater credit risk than the Funds’ investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

➢

Housing Authority Bonds Risk: Because the Funds may invest a significant portion of their assets in housing authority bonds, the Funds may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

➢

Health Care Facility Revenue Obligations Risk: Because the Funds may invest a significant portion of their assets in health care facility bonds, the Funds may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

➢

Education Bond Risk: Because the Funds may invest a significant portion of their assets in education bonds, the Funds may be more affected by events influencing the education sector than a fund that is more diversified across numerous sectors. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, fluctuations in interest rates, construction costs, operating costs; student enrollment, state and federal government funding programs, and donations.

➢

High-Yield Risk: The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund may invest up to 25% and 30% respectively of their assets in municipal securities rated below investment-grade. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected return from non-investment grade debt securities and that its share price may be adversely affected by declines in the value of these securities.

➢

Valuation Risk: The Funds may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Funds’ procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adivser or the price determined by the pricing service may be different than the actual sale prices of such securities.

Risks That Apply Primarily to Sit Minnesota Tax-Free Income Fund:

➢

Nondiversification Risk: The Fund is non-diversified, as is typical of single-state funds. This means that the Fund may invest in a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund, and more susceptible to greater losses because of these developments.

➢

Minnesota State Specific Risk: The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. The ability of Minnesota or its municipalities to meet their obligations depends on the availability of tax and other revenues, the economic, political and demographic conditions within the state, ecological or environmental concerns, and the underlying fiscal condition of the state, its counties and its municipalities. In recent years, the State addressed recurring projected budget deficits by substantially reducing or deferring projected spending, including aid to local government and higher education, transferring funds from other accounts, increasing revenues, and substantially reducing its budget reserve. The State projects a substantial budget deficit for the current biennium, and planning estimates project additional deficits in future years.

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Additional Information about the Funds

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. In addition, Tax-Free Income Fund and Minnesota Tax-Free Income Fund may invest all of their assets in taxable obligations under these conditions. Investing in these temporary investments may reduce a Fund’s yield and prevent it from achieving its investment objective.

PORTFOLIO TURNOVER

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically, the Funds’ turnover rate has been less than 100%. The “Financial Highlights” section of this Prospectus shows each Fund’s historical portfolio turnover rate. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by a Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

PORTFOLIO HOLDINGS DISCLOSURE

Each Funds’ portfolio holdings are included in that Fund’s annual and semi-annual financial reports that are mailed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC and is available on the SEC website at www.sec.gov or upon request from an Investor Service Representative. A complete description of the Funds’ portfolio holdings disclosure policies is available in the Funds’ Statement of Additional Information.

DURATION

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Funds’ portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

SECURITIES RATINGS

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor’s and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services. If a debt security’s credit quality rating is downgraded after a Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

20

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, is the Funds’ investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of June 30, 2010, the Adviser had approximately $X.X billion in assets under management, including approximately $X.X billion for the 12 Sit Mutual Funds.

Under Investment Management Agreements between the Funds and the Adviser (the “Agreements”), the Adviser manages the Funds’ business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approving the Agreements is available in the Bond Funds Annual Report to shareholders, dated March 31, 2010. The Agreements require the Adviser to bear all of the Funds’ expenses except interest, brokerage commissions, transaction charges, acquired fund fees and expenses and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

Fund	Advisory fee as a % of average daily net assets
U.S. Government Securities Fund	.80%*
Tax-Free Income Fund	.80%
Minnesota Tax-Free Income Fund	.80%

* Net of voluntary fee waiver. After December 31, 2011, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion. The contractual fee (without waiver) for the Fund is 1.00% (.80% of assets in excess of $50 million) per year of the Fund’s average daily net assets.

21

Management of the Funds

PORTFOLIO MANAGEMENT

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce A. Doty, Vice President – Investments of the U.S. Government Securities Fund. Roger J. Sit, Chairman, President, CEO, and Global Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.

The following table lists the individual team members that are primarily responsible for managing each Fund’s investments.

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Advisor • Industry		Past 5 Years Business Experience
U.S. Government Securities Fund

Michael C. Brilley	Chief Fixed-Income Officer	23 yrs	1 m	Senior Vice President and Senior Fixed Income
Senior Vice President		26 yrs	4 m	Officer of the Advisor; Director and President
		42 yrs	7 m	and Chief Fixed Income Officer of Sit Investment Fixed Income Advisors, Inc. (“SF”).

Bryce A. Doty	Senior Portfolio Manager	14 yrs	7 m	Senior Vice President and Senior Portfolio
Vice President — Investments		14 yrs	8 m	Manager of SF.
		20 yrs	2 m

Mark H. Book	Portfolio Manager	7 yrs	9 m	Vice President and Portfolio Manager of SF.
Vice President — Investments		9 yrs	11m
		23 yrs	8 m

Tax-Free Income Fund

Michael C. Brilley	Chief Fixed-Income Officer	21 yrs	10 m	See above.
Senior Vice President		26 yrs	4 m
		42 yrs	7 m

Debra A. Sit	Senior Portfolio Manager	19 yrs	7 m	Vice President — Bond Investments of the
Vice President — Investments		29 yrs	0 m	Adviser; Senior Vice President and Senior
		29 yrs	0 m	Portfolio Manager of SF.

Paul J. Jungquist	Portfolio Manager	11 yrs	9 m	Vice President and Portfolio Manager of SF.
Vice President — Investments		16 yrs	6 m
		16 yrs	6 m

Minnesota Tax-Free Income Fund

Michael C. Brilley	Chief Fixed-Income Officer	16 yrs	8 m	See above.
Senior Vice President		26 yrs	4 m
		42 yrs	7 m

Debra A. Sit	Senior Portfolio Manager	16 yrs	7 m	See above.
Vice President — Investments		29 yrs	0 m
		29 yrs	0 m

Paul J. Jungquist	Portfolio Manager	11 yrs	9 m	See above.
Vice President — Investments		16 yrs	6 m
		16 yrs	6 m

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

22

BUYING AND SELLING SHARES

BUYING SHARES

To Open to an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$5,000 per Fund

Mail a completed account application and your check payable to:
   Sit Mutual Funds
   P.O. Box 9763
   Providence, RI 02940

Certain checks and other instruments are not accepted without prior approval such as:
  •  third party checks
  •  money orders
  •  travel checks
  •  starter checks
  •  credit card checks

Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.

Fax a completed account application to Sit Mutual Funds at 612-342-2111 and then call us at 1-800-332-5580 for a new account number and bank wiring instructions.

Instruct your bank to wire your investment to us using the wire instructions we have given you. Your bank may charge a wire fee. Mail the original signed account application to:
   Sit Mutual Funds
   P.O. Box 9763
   Providence, RI 02940

Note for IRA Accounts: An IRA account cannot be opened over the telephone.

You cannot open an account and make an initial purchase online.

   •   Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per fund.
   •   IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund.

To Add to an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$100

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check payable to:
   Sit Mutual Funds
   P.O. Box 9763
   Providence, RI 02940
A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:
  •  third party checks
  •  money orders
  •  travel checks
  •  starter checks
  •  credit card checks

Payment by Wire. Instruct your bank to wire your investment to the Sit Mutual Funds using the wire instructions on the back of the prospectus. Call us at 1-800-332-5580 and notify us of the wire.

Payment by ACH. Call us at 1-800-332-5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

You may purchase additional shares of a Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•	Additional investments in any account must be at least $100.
•

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open.

23

Buying and Selling Shares

SELLING SHARES

To Sell Shares
Sell by Mail		Sell by Telephone	Sell Online
Mail a written request that includes:

Call us at 1-800-332-5580 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Funds’ bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

You may sell shares of a Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.
•	account number
•	names and signatures of all registered owners exactly as they appear on the account
•	name of Fund and number of shares or dollar amount you want to sell
•	Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:
• paid to anyone other than the registered account owners
• paid by check and mailed to an address other than the registered address
• sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application
•	supporting legal documents, if required (see “General Rules”)
•	method of payment (check, wire transfer, or ACH, see “General Rules”)

Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds

•

Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Funds’ receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

	•	By Mail: Your check will generally be mailed to the address of record within 7 days after receipt of your request.
•

By Wire: Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Funds’ bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

	•	By ACH: Your bank account will generally be credited within 1 to 2 business days after receipt of your request.
•

Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

•

You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the selected Fund and send the proceeds by check or by ACH.

EXCHANGING SHARES

To Exchange Shares
Exchange by Mail	Exchange by Telephone	Exchange Online

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:
   Sit Mutual Funds
   P.O. Box 9763
   Providence, RI 02940

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

You may sell shares of one Sit Fund and purchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.
A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

•	There is no cost to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.
•	Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.
•	An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.
•

You may set up an Automatic Exchange Plan on your intial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

24

ACCOUNT INFORMATION

PRICING OF FUND SHARES

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Funds will fluctuate. A Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.

The Boards of Directors have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Pursuant to the procedures, security valuations for a Fund’s investments are furnished by one or more independent pricing services that have been approved by the Fund’s Board of Directors. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale; an event occurs after the close of a securities market (usually a foreign market) and before a Fund values its assets that would materially affect net asset value; and debt securities that have gone into default and for which there is no current market value quotation.

A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange (“NYSE”) is open. Purchase, exchange, and sale orders received prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Funds if you call the Funds prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

25

Account Information

The Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. A Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Funds (or their transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CHECKWRITING

Checkwriting is available on the Funds at no cost. You may redeem shares by writing checks in amounts of $250 or more. To use this option, you must complete the checkwriting section of the application. You will be provided with free checks and you may order additional checks as needed. The checkwriting privilege is subject to the Funds’ procedures and rules, including the “Conditions of Checkwriting” information found on the account application. The checkwriting privilege may be terminated or suspended, and/or a fee may be imposed for this service.

A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale, but your cancelled check will not be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.

You cannot liquidate your account using the checkwriting privilege because your account balance will change each day as a result of daily dividends and fluctuation of the net asset value per share. If you wish to sell all of your shares, see the “Selling Shares” section.

PURCHASE RESTRICTIONS

The Funds may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Funds. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

EXCESSIVE TRADING IN FUND SHARES

The Funds discourage excessive short-term trading that could be disruptive to the management of a Fund. When large dollar amounts are involved, a Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt a Fund’s performance and its shareholders.

The Funds may, in the Funds’ discretion, reject any purchase or exchange order from a shareholder if the Funds determine that the shareholder’s short-term trading activity is excessive. The Funds’ Boards of Directors have approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Funds monitor purchase orders and investigate orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term. The Funds have the right to modify the market timing policy at any time without advance notice. The Funds seek to apply market timing policies and procedures uniformly to all shareholders. The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Funds to monitor and limit excessive short-term trading of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify market timers or curtail their trading practices.

26

Account Information

SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS

If your account balance in a Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

INVESTOR SERVICE FEES

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Funds or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

MAILING OF REGULATORY DOCUMENTS

The Funds’ practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Funds and the Funds will mail separate regulatory documents to each of your individual accounts within 30 days of your call.

PRIVACY POLICY

The Funds take their shareholders’ personal privacy seriously. In order to provide financial products and services, the Funds may collect nonpublic personal information about their shareholders from the following sources:

➢

Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

➢

Information about shareholder transactions and communications with the Funds, their affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone outside the Funds’ organization except as necessary in order to provide services to their shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non-affiliated company assisting the Funds in servicing accounts such as providing transfer agent services. To safeguard their shareholder’s personal information, the Funds insist that their service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.

27

Account Information

The Funds restrict access to their shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to their shareholders. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to guard their shareholders’ nonpublic personal information.

This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third party intermediaries.

28

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s net investment income are declared daily and paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a capital gain distribution, in effect, you “buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

29

TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

Sit U.S. Government Securities Fund: The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from the Fund’s net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

The Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund: Each Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, Sit Minnesota Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. Sit Tax-Free Income Fund’s exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Sit Minnesota Income Taxation: Sit Minnesota Tax-Free Income Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

TAXES ON TRANSACTIONS

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

30

Taxes

TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum initial investment per Fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA and SEP-IRAs. You should contact Sit Mutual Funds for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee. Account balance minimum and custodial fee amount is subject to change with a 30 day written notice.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund are not suitable investments for tax-deferred accounts.

31

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund’s financial performance for the past 5 years. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

Financial Highlights — Sit U.S. Government Securities Fund

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$10.84	$10.92	$10.56	$10.45	$10.62
Operations:
Net investment income (1)	.44	.52	.50	.48	.43
Net realized and unrealized gains (losses) on investments	.29	(.08)	.36	.11	(.17)
Total from operations	.73	.44	.86	.59	.26
Distributions to Shareholders:
From net investment income	(.44)	(.52)	(.50)	(.48)	(.43)
From net realized gains	—	—	—	—	—
Total Distributions	(.44)	(.52)	(.50)	(.48)	(.43)
Net Asset Value:
End of period	$11.13	$10.84	$10.92	$10.56	$10.45
Total investment return (2)	6.88%	4.18%	8.37%	5.81%	2.45%
Net assets at end of period (000’s omitted)	$768,720	$390,630	$254,677	$198,378	$234,395

Ratios (3):
Expenses (without waiver) (4)	0.82%	0.83%	0.85%	0.85%	0.84%
Expenses (with waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (without waiver)	3.83%	4.84%	4.61%	4.56%	3.99%
Net investment income (with waiver)	3.85%	4.87%	4.66%	4.61%	4.03%

Portfolio turnover rate	66.89%	59.63%	67.42%	43.98%	60.37%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.

Total Fund expenses are limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

32

Financial Highlights

Financial Highlights — Sit Tax-Free Income Fund

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$7.93	$9.16	$9.72	$9.72	$9.77
Operations:
Net investment income (1)	.41	.41	.40	.38	.37
Net realized and unrealized gains (losses) on investments	.97	(1.23)	(.56)	—	(.05)
Total from operations	1.38	(.82)	(.16)	.38	.32
Distributions to Shareholders:
From net investment income	(.41)	(.41)	(.40)	(.38)	(.37)
From net realized gains	—	—	—	—	—
Total distributions	(.41)	(.41)	(.40)	(.38)	(.37)
Net Asset Value:
End of period	$8.90	$7.93	$9.16	$9.72	$9.72
Total investment return (2)	17.71%	(9.14%)	(1.72%)	4.00%	3.35%
Net assets at end of period (000’s omitted)	$153,495	$138,781	$322,590	$377,549	$366,948

Ratios (3):
Expenses (without waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) (4)	0.80%	0.79%	0.77%	0.77%	0.77%
Net investment income (without waiver)	4.79%	4.62%	4.15%	3.90%	3.78%
Net investment income (with waiver)	4.79%	4.63%	4.18%	3.93%	3.81%

Portfolio turnover rate	27.30%	18.51%	42.93%	50.67%	32.93%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 0.80% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

33

Financial Highlights

Financial Highlights — Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$8.97	$9.76	$10.21	$10.12	$10.09
Operations:
Net investment income (1)	.43	.43	.43	.42	.41
Net realized and unrealized gains (losses) on investments	.91	(.79)	(.45)	.09	.03
Total from operations	1.34	(.36)	(.02)	.51	.44
Distributions to Shareholders:
From net investment income	(.43)	(.43)	(.43)	(.42)	(.41)
Net Asset Value:
End of period	$9.88	$8.97	$9.76	$10.21	$10.12
Total investment return (2)	15.22%	(3.67%)	(0.25%)	5.17%	4.46%
Net assets at end of period (000’s omitted)	$290,806	$244,123	$307,738	$288,922	$263,312

Ratios (3):
Expenses (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.52%	4.65%	4.25%	4.17%	4.07%

Portfolio turnover rate	11.46%	15.68%	37.48%	28.42%	54.91%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

34

FOR MORE INFORMATION

If you have any questions about the Funds or would like more information, please contact the Funds as noted below. You may obtain a free copy of the Funds’ Statement of Additional Information (“SAI”) and annual or semi-annual reports on the Funds’ website at www.sitfunds.com or by contacting the Funds as noted below.

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference.

The annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recent six- or 12-month periods, as applicable.

ONLINE

www.sitfunds.com or via email at info@sitinvest.com

TELEPHONE

(800) 332-5580
Investor Services Representatives are available Monday through Friday 7:30 to 5:30 p.m. Central Time.

MAIL

Regular Mail: Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940
Express Mail: Sit Mutual Funds, 101 Sabin Street, Pawtucket, RI 02860

TO WIRE MONEY FOR A PURCHASE

PNC Bank, Pittsburgh, PA
ABA #031000053
Account #86-0690-5556
Sit Mutual Funds
For Further Credit: (shareholder name)
Account Number: (fund name and account #)

CONTACT THE SEC

You can go to the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.

For a duplicating fee, copies of such information may be obtained by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. In addition, information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission 202-551-8090 for information.

1940 Investment Company Act File Nos.:
Sit U.S. Government Securities Fund, Inc. 811-04995
Sit Mutual Funds II, Inc. 811-04033

35

Part B
STATEMENT OF ADDITIONAL INFORMATION

SIT U.S. GOVERNMENT SECURITIES FUND, INC. – SNGVX
SIT MUTUAL FUNDS II, INC., comprised of:
SIT TAX-FREE INCOME FUND – SNTIX
SIT MINNESOTA TAX-FREE INCOME FUND – SMTFX

3300 IDS Center, 80 S. 8th Street
Minneapolis, Minnesota 55402-4130
612-334-5888
800-332-5580
www.sitfunds.com

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds’ Prospectus. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2009 are incorporated by reference into this Statement of Additional Information. Copies of the Funds’ Prospectus and/or Annual Report may be obtained from the Funds without charge by contacting the Funds by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. 8th Street, Minneapolis, Minnesota 55402-4130, by visiting the Funds’ website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated August 1, 2010, and is to be used with the Funds’ Prospectus dated August 1, 2010.

FUND BACKGROUND

Sit Mutual Funds are managed by Sit Investment Associates, Inc. (the “Adviser”). Sit Mutual Funds are comprised of twelve no-load funds. This Statement of Additional Information contains three bond funds, which are: U.S. Government Securities Fund, Tax-Free Income Fund, and Minnesota Tax-Free Income Fund, (collectively, the “Funds”). One bond fund, the Sit High Income Municipal Bond Fund, is described in a separate Prospectus and Statement of Additional Information, and the eight stock funds within the Sit Mutual Fund family are described in a separate Prospectus and Statement of Additional Information.

Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The corporate issuer of the Tax-Free Income Fund, and Minnesota Tax-Free Income Fund (Sit Mutual Funds II, Inc.) was incorporated on May 18, 1984. The U.S. Government Securities Fund was incorporated on December 19, 1986.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under “Summary Information About the Funds.” Set forth below are the fundamental investment restrictions and policies applicable to the Funds, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation. Investment restrictions which prohibit the Funds from investing in real estate do not prohibit the Funds from owning real estate acquired in connection with foreclosures or other actions taken with respect to real estate underlying securities held by the Funds.

U.S. Government Securities Fund
The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Purchase securities of any issuer except securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities;
2.	Have any limitation with regard to concentration for the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
3.

Invest in commodities, commodity contracts or interest rate future contracts; or purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

4.	Make loans except by purchasing publicly distributed debt securities such as bonds, debentures and similar obligations;
5.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
6.	Invest in repurchase agreements;
7.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;
8.	Underwrite the securities of other issuers;
9.	Invest in securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid;
10.	Invest in exploration or development for oil, gas or other minerals;
11.	Issue senior securities as defined in the Investment Company Act of 1940; or
12.	Invest in securities other than those issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission; or

3.	Invest more than 5% of its net assets in put and call options on debt securities for the purpose of hedging.

Tax-Free Income Fund
The Tax-Free Income Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.	Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
3.

Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;

4.	Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;

5.	Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
6.	Write put or call options;
7.	Issue senior securities as defined in the Investment Company Act of 1940;
8.	Invest in more than 10% of the outstanding voting securities of any one issuer;
9.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
10.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets,
11.

Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from both regular federal income tax and federal alternative minimum tax, during normal market conditions;

12.

Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax and federal alternative minimum tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes); or

13.	Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing-related securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.	Invest for the purpose of exercising control or management;
4.	Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;
5.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
6.

Invest more than 25% of the Fund’s net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase, or determined to be of comparable quality by the Fund’s investment adviser at the time of purchase; or

7.

Invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

Minnesota Tax-Free Income Fund
The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.	Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
2.

Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;

3.	Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
4.	Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
5.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;
6.	Issue senior securities as defined in the Investment Company Act of 1940;
7.	Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing;.

8.

Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from regular federal income tax, federal alternative minimum tax, and Minnesota regular personal income tax, during normal market conditions; or

9.

Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax, federal alternative minimum tax or Minnesota regular personal income tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes).

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

1.	Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.	Write put options;
4.	Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;
5.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
8.	Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
9.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;
10.

Invest more than 30% of the Fund’s net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase or determined to be of comparable quality by the Fund’s investment adviser at the time of purchase; or

11.

Invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

ADDITIONAL INVESTMENT POLICIES & RISKS

Bank Obligations
Each Fund may invest in bank obligations, either as a principal investment strategy or for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Funds may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with a Fund’s purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Funds may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Funds invest may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Funds’ portfolios may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Funds only purchase certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in denominations far in excess of the dollar limitations on insurance coverage.

Commercial Paper and Other Short-Term Corporate Debt Securities
The Funds may, for temporary defensive purposes, purchase short-term corporate debt instruments that consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

Obligations of, or Guaranteed by, the United States Government, its Agencies or Instrumentalities
Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The Prospectus also refers to securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These U.S. government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the Funds may purchase include the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. The U.S. Treasury is not obligated by law to provide support to all U.S. government instrumentalities and agencies, and the Funds will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the Funds’ Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Funds.

The Funds may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

U.S. Treasury Inflation-Protection Securities. One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The U.S. Government Securities Fund may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

Collateralized Mortgage Obligations (CMOs)
The U.S. Government Securities Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities. Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying each Fund’s diversification tests.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (“A, B, C, Z”) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Mortgage-Backed Securities
The mortgage-backed securities in which the U.S. Government Securities Fund invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Funds by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA’s, are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (“FHLMC”). FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PC’s”) which represent interest in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC’s are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association (“FNMA”) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration (“FHA”) was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Funds may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities -- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

Manufactured Home Loans
The U.S. Government Securities Fund invests in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage-backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage-backed securities. See the above discussion regarding mortgage-backed securities.

Municipal Securities
The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund invest in the municipal securities described below. To a limited extent, the U.S. Government Securities Fund also may invest in such securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds are issued to obtain funding for privately operated facilities (“private activity” bonds). Under current tax law, interest income earned by the Funds from certain private activity bonds is an item of “tax preference” which is subject to the alternative minimum tax when received by a shareholder in a tax year during which the shareholder is subject to the alternative minimum tax.

Municipal securities in which the Funds invest include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States (which includes, for example, Puerto Rico). Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper, and municipal leases.

Municipal Bonds. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in municipal bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Funds may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are backed only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source and not from the general taxing power.

Municipal Notes. The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal commercial paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in municipal lease obligations. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board of Directors. Under these guidelines, the Adviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer’s general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an “event of non-appropriation”), and 5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest without limitation in obligations of municipal housing authorities which include both single-family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for federal income tax purposes of certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in industrial development revenue bonds, however, the Adviser does not currently intend to invest more than 15% of each Fund’s net assets in industrial development revenue bonds. Industrial development revenue bonds (“revenue bonds”) are usually payable only out of a specific revenue source rather than from general revenues of the governmental entity. In addition, revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. Instead, the principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Health Care Facility Revenue Obligations. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of its assets in health care facility bonds which include obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians’ confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider’s actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds. Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

Education Bonds. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in education bonds. The Funds currently invest in higher education bonds and in public education bonds issued by charter schools. Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. Public education bonds are obligations of issuers that operate primary and secondary schools. These issuers derive revenues primarily from grants from government education funding which is heavily dependent on ad valorem taxes. An issuer’s gross receipts and net income available for debt service on an education bond may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; changes in student enrollment; its ability to raise tuition and fees; changes in donations received; and changes in state and federal education funding programs. An education bond issuer’s revenue coincides with enrollment and related demographics of enrollment.

Minnesota Tax-Exempt Obligations. The Minnesota Tax-Free Income Fund, except during temporary defensive periods, will invest primarily in Minnesota tax-exempt obligations, which include obligations of the State of Minnesota or a political subdivision, municipality, agency or instrumentality of the State of Minnesota. The Fund may also invest in obligations issued by U.S. territories or possessions, for example, Puerto Rico. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota tax-exempt obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

Minnesota’s constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Legislation has established a cash flow account and a budget reserve account within the State’s General Fund. The cash flow account was established to provide sufficient cash balances to cover monthly revenue and expenditure imbalances, and the budget reserve account was established to be available to offset budget shortfalls during economic downturns. Prior to each fiscal year of a biennium, Minnesota’s Department of Management and Budget (previously known as the Department of Finance) allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment, and Minnesota’s Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but Minnesota’s Commissioner of Management and Budget (previously known as the Commissioner of Finance), with the approval of the Governor and after consultation with the Legislative Advisory Commission, has statutory authority in the event of a projected deficit for the then current biennium to release funds from the budget reserve account and, if a balanced budget had been enacted, to reduce (“unallot”) unexpended allotments of prior transfers and appropriations. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if Minnesota’s legislature is not in session the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the United States economy as a whole. The State’s unemployment rate had consistently been less than the national unemployment rate for a number of years, but in 2007 Minnesota’s unemployment rate for the year was equal to the U.S. average, and in the first four months of 2008 Minnesota’s unemployment rate was greater than or equal to the U.S. average. Since then, Minnesota’s unemployment rate generally has been less than the national rate. For March 2010, Minnesota’s unemployment rate (not seasonally adjusted) was 8.2 percent, compared to a national rate of 10.2%. Since 1980, Minnesota per capita income generally has remained above the national average. In 2008, Minnesota per capita personal income was 107.0 percent of its U.S. counterpart.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota’s income tax base.

During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. On February 27, 2004, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the Commissioner of Finance exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. On February 28, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $175 million for the biennium ending June 30, 2005, but, after reflecting legislatively mandated allocations of this surplus to restoring the State’s budget reserve to $653 million and reversing some shifts in the timing of school aid payments, the projected balance was reduced to zero. The Department also forecast a $466 million General Fund shortfall for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account and a $653 million budget reserve, based on projected expenditures of $30.2 billion. The State enacted legislation to eliminate the shortfall, largely relying on a new cigarette fee and a variety of tax increases.

The Department of Finance February 2008 Forecast, however, projected a $935 million (2.7%) General Fund deficit for June 30, 2009, after reducing the projected $68 million unreserved balance by the statutorily mandated $653 million budget reserve and $350 million cash flow account. Legislation was enacted to increase revenues by $206 million, reduce overall spending by $125 million, transfer $110 million of funds from certain non-general funds, and reduce the budget reserve by $500 million to $153 million. As a result, end of session estimates projected a $6 million unrestricted General Fund balance for June 30, 2009, based on expenditures of $34.593 billion, after reducing the projected $509 unreserved balance by the $153 million budget reserve and the $350 million cash flow account.

The Department of Finance November 2008 Forecast, however, projected a General Fund deficit of $426 million at June 30, 2009, after reducing the unreserved balance by the cash flow account and $155 million in the budget reserve account. In December, the Commissioner used his statutory authority to balance the budget by using the entire budget reserve account, reducing unexpended allocations, and utilizing transfers from other funds, in combination with spending reductions by cabinet agencies and a voluntary reduction in spending by the legislature. The spending reductions included aid to local governments, state colleges and universities, and other programs. The Minnesota Management and Budget February 2009 Forecast projected a $236 unrestricted balance at June 30, 2009 plus the $350 million cash flow account, with the improvement attributable to federal stimulus money for the Medical Assistance Program. But that Forecast also projected a $4.57 billion deficit at June 30, 2011 (with the cash flow account intact), even after reflecting federal stimulus funds. Although the 2009 legislature enacted a number of revenue and appropriations measures, it adjourned on the constitutional deadline of May 18 without balancing the budget for the biennium ending June 30, 2011. The end of session estimates projected a remaining deficit of $2.68 billion (with a $350 million cash flow account, but no budget reserve account) based on $33.79 billion of expenditures for the biennium. Subsequent estimates reduced tax receipts for the 2009 fiscal year by $142 million, thus reducing the General Fund balance available from that year for the current biennium. Pursuant to his asserted statutory powers, the Commissioner eliminated the $2.68 billion end of legislative session projected deficit in August 2009 through a combination of unallotments (expenditure reductions) affecting local governments, health and human services, higher education, and state agencies; deferrals of payments to local governments and school districts to the next biennium; and tax modifications, including delaying some tax refunds. The resulting estimates of revenues and expenditures produced a projected budgetary balance for the biennium and a $350 million cash flow account, but no budget reserve, and $31.3 billion of expenditures. The legality and constitutionality of the Commissioner’s unallotments, however, were challenged in court, and on May 5, 2010 the Minnesota Supreme Court decided in Brayton v. Pawlenty that the Commissioner did not have the statutory authority to unallot for a biennium in which a balanced budget had not already been enacted. Before the Supreme Court’s decision, the Minnesota Management and Budget February 2010 Forecast had projected a $994 million General Fund budgetary deficit for June 30, 2011 (without reduction by the $350 million cash flow account) with no budget reserve, based on $31.1 billion of projected expenditures. While wage and price inflation is included in revenue planning estimates, State law prohibits including a general inflation adjustment for projected expenditures. The Minnesota Council of Economic Advisors has, for some time, urged the State to maintain a budget reserve substantially equal to 5 percent of biennial spending. The 2010 Minnesota legislature has enacted some legislation to address the forecasted shortfall, but it has not yet eliminated it, and the Supreme Court’s decision may lead to reinstatement of substantial spending that had not been taken into account by the Forecast, substantially increasing the potential deficit. It is not possible at this point to predict what legislation will be enacted to eliminate the remaining deficit. Furthermore, the Minnesota Management and Budget April 2010 Economic Update reported that net General Fund revenues for February and March 2010 were $41 million less than forecast.

The February 2010 budget planning estimates for the next biennium ending June 30, 2013, which did not make any assumptions about 2010 legislation, projected a $5.79 billion budgetary shortfall, based on projected expenditures of $38.70 billion. Consistent with applicable law, spending estimates did not take into account general inflation, which would have added another $1.18 billion of expenditures to the shortfall.

Risks are inherent in making revenue and expenditure forecasts. The State is a party to a variety of civil actions that could adversely and materially affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State’s financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation (see TAXES, Minnesota Income Taxation – Minnesota Tax-Free Income Fund) and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota tax-exempt obligations that are held by the Minnesota Tax-Free Income Fund.

Tobacco Settlement Asset-Backed Bonds

Each Fund, except U.S. Government Securities Fund, may invest in tobacco settlement asset backed bonds. The master settlement agreement of 1998 between the four major tobacco companies and 46 U.S. States, the District of Columbia, and several U.S. territories provides that the tobacco companies will pay more than $200 billion to the governmental entities over 25 years. Several governmental entities have securitized the future flow of these payments by selling bonds pursuant to indentures through distinct entities created by the governmental entity for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Payment on the Bonds, and thus risk to the Funds, is dependent on the receipt of future settlement payments to the governmental entities. The actual amount of future settlement payments is dependent on many factors, including but not limited to, cigarette consumption and the financial capability of participating tobacco companies.

Futures Contracts, Options, Options on Futures Contracts, and Swap Agreements

The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. The U.S. Government Securities Fund may buy and sell options on interest rate futures contracts and index futures contracts for the purpose of hedging. As a result of entering into futures contracts, no more than 10% of any Fund’s (5% for Tax-Free Income Fund’s) total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Funds may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Each Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets (10% for Bond Fund) for the purpose of hedging. The Funds may, from time to time, write exchange-traded call options on debt securities, but the Funds will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Description of Futures Contracts. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds are required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Funds will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as “contract markets”--approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility.

Risks in Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

Risks of Options. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds’ transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Funds’ purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Funds’ portfolio securities.

The Funds may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. The Funds may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Funds will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Funds may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Funds will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Funds are holding cash. The Funds can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Funds’ cash can be used to buy long-term securities.

The Funds expect that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Funds’ quality standards.

Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Funds may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. Each Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Zero Coupon Securities

Each Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

When-Issued and Forward Commitment Securities

Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Funds may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements

Each Fund, except U.S. Government Securities Fund, is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security (“collateral”) subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Funds may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds’ risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Funds’ directors at least quarterly for their approval.

Illiquid Securities

The Tax-Free Income Fund and Minnesota Tax-Free Income Fund may invest up to 15% of its net assets in all forms of “illiquid securities.” As a fundamental policy, the U.S. Government Securities Fund is prohibited from investing any of its assets in any form of restricted or illiquid securities.

An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment is valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Funds’ Board of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Variable and Floating Rate Notes

Each Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Ratings of Debt Securities

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor’s Rating Services (“S&P”), and Fitch, Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody’s or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody’s are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. Debt securities rated below investment grade are commonly known as junk bonds. See Appendix A and B for further information about ratings.

The commercial paper purchased by the Funds will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

Risks of Investing in High Yield Securities

The Minnesota Tax-Free Income Fund may invest up to 30% of its assets in securities rated below investment-grade. The Tax-Free Income Fund may invest up to 25% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or “junk bonds.” Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Diversification

As a fundamental policy, each Fund (except the Minnesota Tax-Free Income Fund) intends to operate as a “diversified” management investment company, as defined in the Investment Company Act of 1940, as amended. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, each of the Funds has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

The Minnesota Tax-Free Income Fund is a nondiversified investment company as defined in the 1940 Act which means that the Fund is not restricted by the provisions of the 1940 Act with respect to diversification of its investments. However, the Fund intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. Accordingly, at the end of each quarter of the Fund’s taxable year (a) at least 50% of the market value of the Fund’s assets must be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the value of the Fund’s total assets can be invested in the securities of any one issuer (other than U.S. Government securities). Since a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

For purposes of such diversification, the identification of the issuer of tax-exempt securities depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund’s total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

Concentration Policy

As a fundamental policy, neither Minnesota Tax-Free Income Fund nor the Tax-Free Income Fund will invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the Adviser due to the Funds’ investment policy of investing primarily in “investment grade” securities. The Tax-Free Income Fund does not intend to invest more than 25% of its net assets in securities of governmental units or issuers located in the same state, territory or possession of the U.S.

Portfolio Turnover

To attain the investment objectives of the Funds, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund’s turnover rate may vary from year to year. For additional information, refer to “Taxes” and “Brokerage” below. The portfolio turnover rates for each of the Funds are contained in the Financial Highlights tables in the prospectus.

Securities Lending

Each of the Funds may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund’s total assets. To date, the Funds have not loaned securities, and neither the Funds nor the Adviser intend to lend securities in the immediate future.

The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Funds. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. A Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Duration

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond’s yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final (“par”) payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security’s price sensitivity to interest rate changes.

For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage “pass-through” securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager’s expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability
Each Fund may suspend selling privileges or postpone the date of payment:
-	During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission (“SEC”);
-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

-	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund’s shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

Debt securities may be valued on the basis of prices furnished by one or more pricing services when the Adviser believes such prices accurately reflect the fair market value of such securities. Such pricing services utilize electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or if the Adviser believes they are unreliable, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to: securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will materially affect net asset value, or the closing value is otherwise deemed unreliable; securities whose trading has been halted or suspended; debt securities that have gone into default and for which there is no current market value quotation; and securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Boards of Directors.

On March 31, 2010, the net asset value and public offering price per share for each Fund was calculated as follows:

(net assets / shares outstanding) = net asset value (NAV) per share = public offering price per share)

Fund	net assets	shares outstanding	NAV and public offering price
U.S. Government Securities Fund	$768,720,165	69,079,496	$11.13
Tax-Free Income Fund	$153,494,907	17,248,306	$8.90
Minnesota Tax-Free Income Fund	$290,806,038	29,434,913	$9.88

MANAGEMENT

The Sit Mutual Funds are a family of 12 no-load mutual funds. Three Bond Funds are described in this Statement of Additional Information: The Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and the Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”).

Boards of Directors

Each of the corporate issuers of the 12 Sit Mutual Funds is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Funds shall be managed by or under the direction of the Boards of Directors. The Board of Directors of each corporate issuer is comprised of the same directors. Roger J. Sit currently serves as the Chairman of the Boards and is an “interested person” of the Funds as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Funds. Sidney L. Jones currently serves as the lead independent director. The term “independent” director refers to a director who is not an “interested person” of the Funds as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the full board of directors, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of the full board meetings.

Independent directors are selected and nominated by the sitting independent directors, and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Boards of Directors consider many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Boards of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the boards’ cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Sit Mutual Funds’ service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Sit Mutual Funds seek directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Sit Mutual Funds. Each director has served on the Board for the number of years listed below, Each director’s outside professional experience is outlined below.

The Boards of Directors have established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. There were two meetings of the Audit Committee during the Funds’ last fiscal year. In addition, there were two conference calls held during the Funds’ last fiscal year for the purpose of reviewing and commenting on the draft semi-annual and annual reports to shareholders. The members of the Audit Committee include: Melvin C. Bahle, John P. Fagan, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Funds’ operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Boards’ oversight of risk, the Boards rely on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Boards and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Funds is set forth below. Except as noted, the business address of each director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
Interested Directors (2):
Roger J. Sit Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel Age: 82 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
Independent Directors:
Melvin C. Bahle Age: 91 Director	Director since 2005 or the Fund’s inception if later; Director Emeritus 1995 to 2005, and Director from 1984 to 1995.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 80 Director	Director since 2006 or the Fund’s inception if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	12	None.
Sidney L. Jones Age: 76	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 69 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 62 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 62 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, July of 2008 to present; COO 2006 to 2007; President of the national charter, 2001 to 2006.	12	TCF Financial Corporation.

1)

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

2)

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Funds’ investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Funds’ investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Director Key Experience and Qualifications Information:
Roger J. Sit
Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a M.S. in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves on the boards of Convergent Capital, the Minneapolis Institute of Arts and the Minneapolis Club.

Melvin C. Bahle
Mr. Bahle served in the Amphibious Corps during World War II where he was based in the South Pacific. After the war, Mr. Bahle began a 37-year career at Ralston Purina where he served as Vice President and Assistant to the Chairman of the Board of Ralston Purina Company until February 1984. Mr. Bahle received an LLB and BSc from St. Louis University. Mr. Bahle currently serves as financial consultant and director of several foundations and community organizations.

John P. Fagan
Mr. Fagan retired in 1992 as an Executive Vice President from Whitman Corporation, formerly IC Industries, now known as Pepsi America (which owned Midas International, Pepsi Cola General Bottlers, Hussman Corporation, Illinois Central Gulf Rail Road, Pneumo Corporation and Pet Foods). Mr. Fagan was one of the three-person Management Policy Committee, and all staff functions reported to him. Mr. Fagan attended Pace University with a dual degree in Accounting and Finance. He also completed the Advanced Management Program at Harvard. He has a Doctorate of Law degree from St. Joseph’s College in Rensselaer, Indiana. Mr. Fagan has served on the following boards: Board of Associated Banks of Chicago for 20 years; retired in 2000 and chaired the Audit Committee; the Board of Evanston Insurance Company for ten years; retired in 1992 and chaired the Audit Committee; and the Board of Trustees of the Illinois Institute of Technology in Chicago for ten years. He is currently serving as an honorary member on the Board of St. Joseph’s College in Rensselaer, Indiana.

William E. Frenzel
Mr. Frenzel has been a Guest Scholar since 1991 with the Brookings Institution, a research organization located in Washington D.C. Mr. Frenzel served for 20 years in the United States House of Representatives, representing a district in the State of Minnesota, where he was a Member of the House Ways and Means Committee and its Trade Subcommittee. Mr. Frenzel was also the Congressional Representative to the General Agreement on Tariffs and Trade (GATT), the Ranking Minority Member on the House Budget Committee, and a Member of the National Economic Commission. He also served in the Minnesota Legislature for eight years. Mr. Frenzel serves as a board member Sit Investment Associates, Inc., and Vice Chairman of the Eurasia Foundation. He has served as a member of several government policy committees, foundations and organizations. He served as a Board Member of the U.S.-Japan Foundation, Fellow of the Tax Foundation, Chairman of the Japan-America Society of Washington and vice chairman of the National Association of Japan-American Societies. As a guest scholar at Brookings, Mr. Frenzel has written extensively for the Brookings Review, the Institution’s quarterly journal.

Dr. Sidney L. Jones
After graduating from Utah State University, and serving as a Lieutenant in the U.S. Army, Dr. Jones earned MBA and Ph. D. degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U.S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones is currently a lecturer for the Washington Campus Consortium of 17 Universities.

Bruce C. Lueck
Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: Zephyr Management, Inc. Board of Directors; University of Minnesota Foundation Investment Advisors Board; North Carolina Symphony Foundation; Zephyr Mexico; Zephyr Aurora and Zephyr Latin America Advisory Committees. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

Donald Phillips
Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. since 2005. Prior to forming WP Global Partners he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International; seven years with Equity Group Investments; six years as the Chief Investment Officer for Ameritech Corporation; and 10 years as Director of Employee Benefits for Beatrice Companies. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow
Mr. Winslow is Vice-Chairman of TCF Financial Corporation, responsible for Wholesale Banking. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a board member of TCF and the Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the officers of the Funds is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser - 3300 IDS Center, Minneapolis, Minnesota.

Name, Age and Position with the Funds	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit (2) Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.

Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).

Michael C. Brilley Age: 65 Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.
Debra A. Sit Age: 49 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.
Mark H. Book Age: 47 Vice President – Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.
Bryce A. Doty Age: 43 Vice President – Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.
Paul J. Jungquist Age: 48 Vice President – Investments of Tax-Free, & MN Tax-Free Funds only.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.
Paul E. Rasmussen Age: 49 Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.
Michael J. Radmer 50 South Sixth St. Minneapolis, MN 55402 Age: 65 Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.
Carla J. Rose Age: 44 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.
Kelly K. Boston Age: 41 Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.

Portfolio Managers

The Funds’ investment decisions are made by a team of portfolio mangers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce A. Doty, Vice President – Investments of the U.S. Government Securities Fund.

Other Accounts Managed by Portfolio Management Team, as of March 31, 2010:

Type of account	Total number of accounts	Total assets	Number of accounts included in total with performance based advisory fee	Assets of accounts included in total with performance based advisory fee

Michael C. Brilley

Registered investment companies	6	1,816,081,749	None	0

Other pooled investment vehicles	9	143,300,140	7	132,935,888

Other accounts	152	4,625,973,608	14	227,325,476

Total	167	6,585,355,497	21	360,261,364

Debra A. Sit

Registered investment companies	2	439,909,295	None	0

Other pooled investment vehicles	1	5,535,711	None	0

Other accounts	26	233,033,320	None	0

Total	29	678,478,326	None	0

Mark H. Book

Registered investment companies	2	769,973,448	None	0

Other pooled investment vehicles	7	117,813,836	6	112,985,295

Other accounts	89	2,527,780,077	13	225,436,504

Total	98	3,415,567,361	19	338,421,799

Bryce A. Doty

Registered investment companies	2	769,973,448	None	0

Other pooled investment vehicles	7	117,813,836	6	112,985,295

Other accounts	91	2,616,395,461	13	225,436,504

Total	100	3,504,182,745	19	338,421,799

Paul J. Jungquist

Registered investment companies	4	1,046,108,301	None	0

Other pooled investment vehicles	2	25,486,304	1	19,950,593

Other accounts	27	1,007,173,540	1	1,888,972

Total	33	2,078,768,145	2	21,839,565

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Funds.

Compensation of Investment Professionals
The Funds do not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Funds receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include one or more of the Funds) relative to the investment accounts’ benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Fund Shares Owned by Portfolio Management Team
The table below indicates the dollar range of Fund ownership in each of the Funds by each member of the portfolio management team, as of the most recent fiscal year end, March 31, 2010.

Name of Portfolio Manager	U.S. Government Securities Fund	Tax-Free Income Fund	MN Tax-Free Income Fund
	$10,001 -
Michael C. Brilley	$50,000	None	None
	$10,001 -	$100,001-	$50,001 -
Debra A. Sit	$50,000	$500,000	$100,000
	$1 -
Mark H. Book	$10,000	None	None
	$1 -
Bryce A. Doty	$10,000	None	None
	$50,001 -		$100,001 -
Paul J. Jungquist	$100,000	None	$500,000

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Sit Family of Funds for which he is a Board member, as of the most recent calendar year end, December 31, 2009.

Name of Director	U.S. Government Securities Fund	Tax-Free Income Fund	MN Tax- Free Income Fund	Aggregate Dollar Range of Equity Securities in the 12 Sit Mutual Funds
	$50,001-	$1 -	Over	Over
Roger J. Sit (1)	$100,000	$10,000	$100,000	$100,000
	Over	Over		Over
Melvin C. Bahle	$100,000	$100,000	None	$100,000
				Over
John P. Fagan	None	None	None	$100,000
		Over		Over
William E. Frenzel (1)	None	$100,000	None	$100,000
	Over			Over
Sidney L. Jones	$100,000	None	None	$100,000
				Over
Bruce C. Lueck	None	None	None	$100,000
				Over
Donald W. Phillips	None	None	None	$100,000

Barry N. Winslow (2)	None	None	None	None

1)	Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940.
2)	Mr. Winslow was elected Director at the February 14, 2010 Board Meeting.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds. Information provided is as of December 31, 2009.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Melvin C. Bahle	—	—	—	—	—
Sidney L. Jones	—	—	—	—	—
John P. Fagan	—	—	—	—	—
Bruce C. Lueck	—	—	—	—	—
Donald W. Phillips	National Financial Services FBO Donald W. Phillips (IRA)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$214,607	2.6%
	National Financial Services FBO Donald W. Phillips (Profit Sharing Plan)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$34,928	0.4%
Barry N. Winslow (3)			—	—	—

1)	Sit Investment Associates, Inc., holds Class A and Class B Membership Interests in the Fund.
2)	Membership interest in Limited Liability Company
3)	Mr. Winslow was elected Director at the February 14, 2010 Board Meeting.

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from each Fund and from all twelve of the Sit Mutual Funds for the fiscal year ended March 31, 2010. The Sit Funds as a group paid each Director, who is not also an officer, an annual fee of $30,000, $2,500 for each meeting attended, and provided reimbursement for travel and other expenses. Each Director that is a member of the Sit Funds’ Audit Committee was paid $1,000 for each Audit Committee meeting attended. The Audit Committee Chairman is paid a $3,750 chairman fee, and the Lead Independent Director is paid a $3,750 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Bahle, Mr. Fagan, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Funds’ expenses, including fees paid to the Directors. (See discussion under “Investment Adviser” below.) Mr. Winslow was elected Director at the February 14, 2010 Board Meeting. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation For Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Melvin C. Bahle	$3,231	None	None	$42,000
John P. Fagan	$3,231	None	None	$42,000
William E. Frenzel	$3,077	None	None	$40,000
Sidney L. Jones	$4,750	None	None	$57,000
Bruce C. Lueck	$3,231	None	None	$42,000
Donald W. Phillips	$3,231	None	None	$42,000
Barry N. Winslow	$833	None	None	$10,000

Code of Ethics

The Funds and their investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”) was incorporated in Minnesota on July 14, 1981 and has served as the Funds’ investment adviser since the inception of each Fund pursuant to Investment Management Agreements.

Terms Common to All Funds’ Investment Management Agreements

Each Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

Under the Investment Management Agreements of Tax-Free Income Fund and Minnesota Tax-Free Income Fund, each Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to .80% of the average daily net assets of the Fund. Under the Investment Management Agreement for U.S. Government Securities Fund, the Fund is obligated to pay the Adviser a flat monthly fee equal on an annual basis to 1.00% of the first $50 million of average daily net assets and .80% of average daily net assets in excess of $50 million. However, under each such Fund’s Agreement, the Adviser has agreed to bear all of the Fund’s expenses, except for extraordinary expenses (as designated by a majority of the Fund’s disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

For the period October 1, 1993 through December 31, 2011 the Adviser has voluntarily agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of U.S. Government Securities Fund to .80% of average daily net assets per year and of Tax-Free Income Fund to .70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Funds’ daily net assets in excess of $500 million. After December 31, 2011, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Set forth below are the investment management fees paid by each Fund, during the fiscal years ended March 31, 2010, 2009, and 2008, and other fees and expenses paid by the Funds during such years and fees and expenses of the Funds waived or paid by the Adviser during such years:

2010	U.S. Govt. Securities Fund	Tax-Free Income Fund	MN Tax-Free Income Fund
Investment Advisory Fees	$4,423,701	$1,188,504	$2,156,803
Fees Waived	(100,000)	—	—
Net Fund Expense	4,323,701	1,888,504	2,156,803
2009
Investment Advisory Fees	$2,702,864	$1,905,129	$2,180,969
Fees Waived	(100,000)	(33,366)	—
Net Fund Expense	2,602,864	1,871,763	2,180,969
2008
Investment Advisory Fees	$1,789,364	$2,988,244	$2,435,192
Fees Waived	(99,726)	(122,234)	—
Net Fund Expense	1,689,638	2,866,010	2,435,192

Re-Approval of Investment Management Agreements

At their joint meeting held on October 18, 2009, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992.

DISTRIBUTOR

Sit Mutual Funds II, Inc., on behalf of the Minnesota Tax-Free Income Fund, and the Tax-Free Income Fund, and the U.S. Government Securities Fund, have entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as each Fund’s principal underwriter. Securities markets each Fund’s shares only to certain institutional investors and all other sales of each Fund’s shares are made by each Fund. The Adviser pays all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, a Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that a Fund will affect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds or the Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. (“CIS”), and Autranet, Inc. (“AI”), unaffiliated registered broker-dealers. All transactions placed with CIS and AI are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, analytical and investment research information, resources from Egan-Jones Rating Company, Fitch Ratings, Moody’s Investors Service Inc., Municipal Market Data, Standard & Poor’s Rating Services, Bloomberg, L.P., Institutional Investor, Pattern Recognition Research Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

Brokerage commissions paid by the Funds for the fiscal years ended March 31, 2010, 2009, and 2008 were:

	2010	2009	2008
U.S. Government Securities Fund	$1,673	0	0
Tax-Free Income Fund	$446	$10,281	$31,731
Minnesota Tax-Free Income Fund	$250	$2,848	$9,865

The amount of commissions paid by the U.S. Government Fund in fiscal year 2010 was due to transactions involving derivatives. Tax-Free Income Fund and Minnesota Tax-Free Income Fund fluctuate from year to year due to the amount of the Fund’s transactions in securities issued by certain closed-end funds during the period.

PROXY VOTING

The Funds, or the corporate issuer of their shares, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Boards of Directors has adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Funds’ compliance with the policies.

Complete portfolio holdings are included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Funds’ reports are available on the Funds’ website. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds’ reports and Forms N-Q are available free on the EDGAR Database on the SEC’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-01102.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds. A copy of the report may be obtained by contacting an Investor Service Representative.

The Funds’ Chairman and the Global Chief Investment Officer of Sit Investment Associates, Inc. (“SIA”) (the Funds’ investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Funds; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Funds provide a report of the disclosure to the Boards of Directors at the Boards’ next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Funds’ service providers, including the Adviser and Sub-Adviser, the Funds’ auditor, counsel, accountant, transfer agent, proxy voting service provider or custodian, who require access to such information in order to fulfill their contractual duties to the Funds.

Information regarding the Funds’ aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in a Fund’s quarterly portfolio holdings report.

The Funds, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons owned of record or beneficially 5% or more of the respective Fund’s outstanding shares as of May 12, 2010:

Person	Record Only	Beneficially Only	Of Record & Beneficially
U.S. GOVERNMENT SECURITIES FUND
Charles Schwab & Company, Inc., Special Custody Account for
Benefit Cust., 101 Montgomery Street, San Francisco, CA	42%

National Financial Services Corporation for
Benefit Cust., P.O. Box 3908, New York, NY	23%

Ameritrade Inc., for Benefit Cust, P.O. Box 2226
Omaha, NE	7%

TAX-FREE INCOME FUND
Charles Schwab & Company, Inc., Special Custody Account for
Benefit of Cust, 101 Montgomery Street, San Francisco, CA	17%

National Financial Services Corporation for Benefit of Cust.,
P.O. Box 3908, New York, NY	11%

MINNESOTA TAX-FREE INCOME FUND
Charles Schwab & Company, Inc., Special Custody Account for
Benefit Cust, 101 Montgomery Street, San Francisco, CA	18%

National Financial Services Corporation for	5%
Benefit Cust, P.O. Box 3908, New York, NY

As of May 12, 2010, the officers and directors of the Funds, as a group, owned less than 1% of the U.S. Government Securities Fund, 2% of the Tax-Free Income Fund, and 1% of the Minnesota Tax-Free Income Fund.

TAXES

Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code; determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities, or currency, and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund’s total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Tax-Free Income Fund, or the Minnesota Tax-Free Income Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund, even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund intend to take all actions required under the Code to ensure that each Fund may pay “exempt-interest dividends.” Distributions of net interest income from tax-exempt obligations that are designated by the Funds as exempt-interest dividends are excludable from the gross income of the Funds’ shareholders. The Funds’ present policy is to designate exempt-interest dividends annually. The Funds will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax return. Distributions paid from other taxable interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

For federal income tax purposes, an alternative minimum tax (“AMT”) is imposed on taxpayers to the extent that such tax exceeds a taxpayer’s regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Free Income Fund and Minnesota Tax-Free Income Fund may each invest up to 20% of its net assets in securities that generate interest that is treated as an item of tax preference. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund will be subject to the tax will depend upon each shareholder’s individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

In addition, shareholders who are or may become recipients of Social Security benefits should be aware that exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt securities. The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in tax-exempt securities which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in a Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

If the Funds invest in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, except with respect to tax-exempt securities, a Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Furthermore, if a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or U.S. Treasury inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their own tax advisers regarding their particular tax circumstance.

Minnesota Income Taxation - Minnesota Tax-Free Income Fund

Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends paid by the Minnesota Tax-Free Income Fund that is derived from interest on Minnesota tax exempt obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota’s alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

In 1995, the Minnesota legislature enacted a statement of intent that interest on obligations of Minnesota and its political subdivisions and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce. This provision applies to taxable years that begin during or after the calendar year in which the court’s decision becomes final.

On May 19, 2008, the U.S. Supreme Court decided the case of Department of Revenue of Kentucky v. Davis, in which a taxpayer had challenged Kentucky’s scheme of taxation under which it exempted from taxation interest on the bonds of the Commonwealth of Kentucky and its political subdivisions while subjecting to tax interest on the bonds of other states and their political subdivisions. The Supreme Court held that Kentucky’s taxing scheme did not violate the Commerce Clause. The Court, however, dealt with bonds of the state and its political subdivisions that financed governmental projects, and noted that the case did not present the question of the treatment of private activity bonds that are used to finance projects for private entities. (The Court’s opinion also did not address the issue of discriminatory treatment of Indian tribal bonds.) The Court’s opinion left open the possibility that another party could challenge a state’s discriminatory treatment of the interest on private activity bonds as violating the Commerce Clause. The management of the Funds is not aware that any such case has been brought. Nevertheless, a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause, and in that case the 1995 Minnesota legislative provision could take effect and interest on certain Minnesota obligations held by the Minnesota Tax-Free Income Fund would become taxable in Minnesota.

CAPITALIZATION AND VOTING RIGHTS

Each of the Funds or the corporate issuer of their shares is organized as a Minnesota corporation. Each of the Funds (or its corporate issuer) has only one class of shares — common shares. The U.S. Government Securities Fund has one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share. The corporate issuer of Tax-Free Income Fund, and Minnesota Tax-Free Income Fund (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series: Series A Common Shares, which represent shares of Tax-Free Income Fund; Series B Common Shares, which represent shares of Minnesota Tax-Free Income Fund. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS

The financial statements included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2010 are incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants
PNC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia, Pennsylvania 19153, acts as custodian of the Funds’ assets and portfolio securities; PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, Rhode Island 02860 is the Transfer Agent for the Fund; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402, is the General Counsel for the Funds; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds’ independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

The Directors of the Funds are governed by Minnesota law. Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

APPENDIX A - Bond And Commercial Paper Ratings

BOND RATINGS
Moody’s Investors Service, Inc.
Rating	Definition
Aaa	Judged to be the best quality, carry the smallest degree of investment risk.
Aa	Judged to be of high quality by all standards.
A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa	Medium grade obligations. Lack outstanding investment characteristics.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s
Rating	Definition
AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest.
AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
A

Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Fitch Ratings
Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS
Moody’s
Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s
The rating A-1 is the highest commercial paper rating assigned by Standard & Poor’s Corporation. The modifier “+” indicates that the security is in the higher end of this rating category.

Fitch Ratings
F-1+	Exceptionally strong credit quality.
F-1	Strong credit quality.

APPENDIX B - Municipal Bond, Municipal Note And Tax-exempt Commercial Paper Ratings

MUNICIPAL BOND RATINGS
Standard & Poor’s:
Rating	Definition
AAA	Highest rating; extremely strong security.
AA	Very strong security; differs from AAA in only a small degree.
A	Strong capacity but more susceptible to adverse economic effects than two above categories.
BBB	Adequate capacity but adverse economic conditions more likely to weaken capacity.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Moody’s Investors Services, Inc.:
Rating	Definition
Aaa	Best quality; carry the smallest degree of investment risk.
Aa	High quality; margins of protection not quite as large as the Aaa bonds.
A	Upper medium grade; security adequate but could be susceptible to impairment.
Baa	Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Fitch Ratings:
Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

MUNICIPAL NOTE RATINGS
Standard & Poor’s:
Rating	Definition
SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.

Moody’s Investors Service, Inc.:
Rating*	Definition
MIG 1	Best quality.
MIG 2	High quality.
MIG 3	Favorable quality.
MIG 4	Adequate quality.

* A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody’s with the use of the symbols VMIG1 through VMIG4.

TAX-EXEMPT COMMERCIAL PAPER RATINGS
Standard & Poor’s:
Rating	Definition
A-1+	Highest degree of safety.
A-1	Very strong degree of safety.

Moody’s Investors Service, Inc.:
Rating	Definition
Prime 1(P-1)	Superior capacity for repayment.

Part C

Other Information

Item 23.         Exhibits

Explanatory Note:  This Registration Statement contains the combined Part C for Sit U.S. Government Securities Fund, Inc., and Sit Mutual Funds II, Inc.

            (a)       Articles of Incorporation

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 11 to the Fund’s Registration Statement.)

                        2.       Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 12 to the Fund’s Registration Statement.)

            (b)       Bylaws

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to the Fund’s original Registration Statement.)

                        2.       Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to the Fund’s original Registration Statement.)

            (c)       Instruments Defining Rights of Security Holders

                        Not applicable.

            (d)       Investment Advisory Contracts

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 10 to the Fund’s Registration Statement.)

                        2.       Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 11 to the Fund’s Registration Statement.)

            (e)       Underwriting and Distribution Agreement

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 12 to the Fund’s Registration Statement.)

                        2.       Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 16 to the Fund’s Registration Statement.)

(f)            Bonus or Profit Sharing Contracts

Not applicable.

            (g)       Custodian Agreement

1.          Sit U.S. Government Securities Fund, Inc.

(Incorporated by reference to Post-Effective Amendment No. 27 to the Fund’s Registration Statement.)

2.          Sit Mutual Funds II, Inc.

(Incorporated by reference to Post-Effective Amendment No. 31 to the Fund’s Registration Statement.)

            (h.1)    Transfer Agency and Services Agreement

1.          Sit U.S. Government Securities Fund, Inc.

(Incorporated by reference to Post-Effective Amendment No. 23 to the Fund’s Registration Statement.)

2.       Sit Mutual Funds II, Inc.

(Incorporated by reference to Post-Effective Amendment No. 27 to the Fund’s Registration Statement.)

            (h.2)    Accounting Services Agreement

1.          Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 25.)

2.          Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 29.)

            (i)        Opinions and Consents of Dorsey & Whitney, LLP

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 8.)

                        2.       Sit Mutual Funds II, Inc.

                                  (Incorporated by reference to Post-Effective Amendment No. 9.)

            (j)        Consent of KPMG LLP

                        1.       Sit U.S. Government Securities Fund, Inc.

                                  Filed herewith.

                        2.       Sit Mutual Funds II, Inc.

                                  Filed herewith.

(k)           Omitted Financial Statements

Not applicable.

            (l)        Initial Capital Agreements

                        Not applicable.

            (m)      Rule 12b-1 Plan

                        Not applicable.

            (n)       Rule 18f-3 Plan

            Not applicable.

(o)           Reserved.

(p)           Codes of Ethics

1.          Sit U.S. Government Securities Fund, Inc.

(Incorporated by reference to Post-Effective Amendment No. 20 to the Fund’s Registration Statement.)

2.          Sit Mutual Funds II, Inc.

(Incorporated by reference to Post-Effective Amendment No. 24 to the Fund’s Registration Statement.)

(q)           Power of Attorney

                        1.       Sit U.S. Government Securities Fund, Inc.

Filed herewith.  Also incorporated by reference to Post-Effective Amendment No. 30 to the Fund’s Registration Statement.

                        2.       Sit Mutual Funds II, Inc.

Filed herewith.  Also incorporated by reference to Post-Effective Amendment No. 38 to the Fund’s Registration Statement.

Item 24.         Persons Controlled by or Under Common Control with Registrant

        See the section of the Prospectus entitled “Investment Adviser” and the section of the Statement of Additional Information entitled “Investment Adviser.”

Item 25.     Indemnification

        Each Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

        Each Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification.  If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

        In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

        (a)       has not received indemnification for the same conduct from any other party or organization;

        (b)       acted in good faith;

        (c)       received no improper personal benefit;

        (d)       in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

        (e)       reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and

       (f)        had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

        If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521.  The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Each Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 26.     Business and other Connections of Investment Adviser

        Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser of each of the Sit Mutual Funds and to various other public and private accounts.

        Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Frederick Adler	Director of the Adviser; Of Counsel, Fulbright & Jaworski, 666 5th Avenue, New York, NY 10103

William Frenzel

Director of the Adviser; Director of the Sit Mutual Funds; Director of Sit Fixed Income Advisors II, LLC (“SF”); Senior Visiting Scholar at the Brookings Institution, 1775 Massachusetts Avenue N.W., Washington, D.C. 20036

Ralph Strangis	Director of the Adviser; Partner, Kaplan, Strangis & Kaplan, 90 South 7th Street, Suite 5500, Minneapolis, MN 55402

Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of SF; Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Michael C. Brilley	Senior Vice President and Senior Fixed Income Officer of the Adviser; President and Chief Fixed Income Officer of SF.

Kent L. Johnson	Senior Vice President - Research & Investment Management of the Advise

Denise A. Anderson	Vice President – Research & Investment Management of the Adviser

Debra K. Beaudet	Vice President - Staff Operations of the Adviser

John M. Bernstein	Vice President – Research & Investment Management of the Adviser

David A. Brown	Vice President – Research & Investment Management of the Adviser

Joe R. Eshoo	Vice President – Research & Investment Management of the Adviser

Janet K. Kinzler	Vice President – Research & Investment Management of the Adviser

Matt T. Loucks	Vice President – Research & Investment Management of the Adviser

Tasha M. Murdoff	Vice President – Research & Investment Management of the Adviser

Paul E. Rasmussen

Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser;  Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

(continued)
Name	Business and Employment During Past Two Years; Principal Business Address
Carla J. Rose

Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Debra A. Sit	Vice President - Bond Investments of the Adviser; Senior Vice President and Senior Portfolio Manager of SF.

Raymond E. Sit	Vice President – Research & Investment Management of the Advise

Robert W. Sit	Vice President - Research & Investment Management of the Adviser

Ronald D. Sit	Vice President - Research & Investment Management of the Adviser

Michael J. Stellmacher	Vice President - Research & Investment Management of the Adviser

Item 27. Principal Underwriters

        The Distributor for each Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of each Registrant.

        Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Addres
Roger J. Sit

Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Paul E. Rasmussen

Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser;  Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose

Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of the Sit Mutual Funds.

Item 28. Location of Accounts and Records

        The Custodian for each Registrant is PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia, PA 19153.  The Transfer Agent for each Registrant is PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.  Other books and records are maintained by the Adviser, which is located at 3300 IDS Center, Minneapolis, MN  55402.

Item 29. Management Services

        Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 24th day of May 2010.

SIT U.S. GOVERNMENT SECURITIES FUND, INC. (Registrant)

By	/s/ Roger J. Sit
Roger J. Sit, Chairman

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit		Dated: May 24, 2010
Roger J. Sit, Chairman (Principal Executive Officer)

/s/ Paul E. Rasmussen		Dated: May 24, 2010
Paul E. Rasmussen, Treasurer (Principal Financial Officer and Accounting Officer)

Melvin C. Bahle, Director*

John P. Fagan, Director*

William E. Frenzel, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director**

By	/s/ Roger J. Sit	Dated: May 24, 2010
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney filed previously with the Commission.
** Pursuant to a power of attorney filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 24th day of May 2010.

SIT MUTUAL FUNDS II, INC. (Registrant)

By	/s/ Roger J. Sit
Roger J. Sit, Chairman

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit		Dated: May 24, 2010
Roger J. Sit, Chairman (Principal Executive Officer)

/s/ Paul E. Rasmussen		Dated: May 24, 2010
Paul E. Rasmussen, Treasurer (Principal Financial Officer and Accounting Officer)

Melvin C. Bahle, Director*

John P. Fagan, Director*

William E. Frenzel, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director**

By	/s/ Roger J. Sit	Dated: May 24, 2010
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney filed previously with the Commission.
** Pursuant to a power of attorney filed herewith.

REGISTRATION STATEMENT ON FORM N-1A

EXHIBIT INDEX

Exhibit No.	Name of Exhibit	Page No.
(j)	Consent of Independent Registered Public Accounting Firm (Combined Consent for each Registrant)	C-10
(q)	Power of Attorney (Combined Consent for each Registrant)	C-11